LETTER TO SHAREHOLDERS                      ACM Municipal Securities Income Fund
================================================================================

December 28, 1998

Dear Shareholder:

We are pleased to report municipal market activity and investment results for ACM Municipal Securities Income Fund's fiscal reporting period ended October 31, 1998.

INVESTMENT RESULTS(*)
Periods Ended October 31, 1998

             Total Returns

ACM Municipal Securities Income Fund

   1 Year        3 Years        5 Years
   ------        -------        -------
    6.89%         9.59%          5.81%

General & Leveraged Muni Debt Funds Average

   1 Year        3 Years        5 Years
   ------        -------        -------
    8.43%         8.40%          6.29%

(*) The Fund's investment results are total returns for the periods and are based on the net asset value as of October 31, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The General & Leveraged Muni Debt Funds Average represents the performance of 46 funds for the 1-year period and 44 funds for the 3-year period and 42 funds for the 5-year period ended October 31, 1998. Funds in the Lipper averages generally have similar investment objectives, although some may have different investment policies. An investor cannot invest directly in an average.

INVESTMENT RESULTS
Your Fund is designed to provide high current income, exempt from regular income tax. In order to meet the Fund's objective and maintain its dividend yield in a declining interest rate environment, we do not typically sell off securities in order to increase total return performance. Rather, we try to maintain the portfolio's construction. Your Fund's portfolio currently consists of older, higher yielding securities with 5 - 7 years of call protection. This call protection ensures that the bonds in your portfolio cannot be called by their issuer early. While this practice maintains the Fund's dividend rate (our primary objective), and as a result, your income, it may also lessen the Fund's net asset value. For the 12-month period ended October 31, 1998, your Fund's performance lagged its benchmark for this reason.

Your Fund's market price per share ended the period at $14.063.

MARKET OVERVIEW
The municipal bond market had an excellent year both on an absolute basis and relative to other sectors of the fixed income markets. The tax-exempt sector benefited from the same macroeconomic and market forces that drove the U.S. government bond market to levels not seen since the 1960s. Individual and institutional investors alike chose to invest in municipal bonds because of their sound credit quality, attractive taxable-equivalent yields, and an overall perception that municipals offer a "safe haven" in turbulent global markets.
The absence of any significant tax reform legislation under consideration by the U.S. Congress has also helped market stability, unlike recent years when the Federal tax-exempt status of municipal bonds had been threatened.

Despite the strong performance of municipal bonds over the course of the past year, the yield ratio, or relationship of municipal bond yields to Treasury yields, has increased. Factors which have contributed to this relative underperformance versus Treasuries include the greater size, liquidity and overall attraction of U.S. government securities as a "safe haven" and continuing high levels of new issuance by states and municipalities. In fact, new supply for state and local debt issuance should reach record levels this year. Local governments are taking advantage of the

                                            ACM Municipal Securities Income Fund
================================================================================

opportunity to refinance older, higher coupon debt, as well as borrowing new money to fund infrastructure renovation and rebuilding projects.

INVESTMENT STRATEGY
Due to record low interest rates and narrow credit spreads between triple-A and triple-B rated debt, trading activity in the Fund's portfolio has been minimal. The Fund's performance continues to be very strong because, over the last several years, we have aggressively worked to lock in income and call protection.

The credit fundamentals of state and local governments continue to improve. Through September, the strong domestic economy continued to benefit municipalities through better than projected sales tax and personal income tax collection, typically the largest single source of tax revenue. Empirical evidence of this continuing improvement in credit quality is that we are now in the twelfth consecutive quarter where municipal credit rating upgrades have exceeded downgrades, according to both Moody's and Standard & Poor's. In addition to the strong economy, rating agencies have recognized that many governmental entities now have financial forecasting and planning models which should help preserve strong credit quality through a recession, unlike the experience of the late 1980s.

MARKET OUTLOOK
We expect that over the short-term, market volatility will continue. New municipal debt issuance, due to dramatically lower interest rates, as well as less overall market liquidity, due to recent losses experienced by financial institutions, will most likely lead to downward pressure on municipal bond prices. At Alliance, we believe that any weakness caused by fundamental or technical changes in the market should provide an excellent buying opportunity. Looking ahead, we believe that inflation will not be a factor, municipal credit quality will continue to improve, and we will remain in a very positive environment for tax exempt market investors.

We appreciate your investment in ACM Municipal Securities Income Fund and look forward to reporting future investment results.

Sincerely,

/s/ Johh D. Carifa

John D. Carifa
Chairman and President


/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President

PORTFOLIO OF INVESTMENTS
October 31, 1998                            ACM Municipal Securities Income Fund
================================================================================

Standard                                          Principal
& Poor's                                           Amount
Rating(a)                                          (000)                 Value
--------------------------------------------------------------------------------

      LONG TERM
      MUNICIPAL BONDS-98.7%

      ARIZONA-0.5%
AA    Phoenix
      MFHR (Woodstone &
      Silver Springs)
      Ser 93 Asset Guaranty
      6.25%, 4/01/23 ....................        $     1,180        $ 1,251,803
                                                                    -----------

      CALIFORNIA-18.5%
A+    California GO
      SFMR (Veterans Housing)
      AMT Ser 95
      6.40%, 2/01/20 ....................             11,170         11,349,614
AA-   California HFA
      SFMR (Homeownership
      Mtg) AMT Ser 94H
      7.50%, 8/01/25 ....................              7,970          8,272,143
NR    Ontario Assess Dist #107
      (CA Commerce Ctr So)
      7.70%, 9/02/10 ....................              6,130          6,331,125
NR    Orange County
      Assess Dist #88-1
      (Pelican Hill Proj)
      Ser 92A
      8.25%, 9/02/18 ....................              3,825          3,937,952
A-    Placer County Res Rec.
      (Wstrn Placer Wst Mgmt)
      AMT Ser 94
      6.75%, 7/01/14 ....................              1,800          1,987,218
AAA   Sacramento
      Muni Util Dist
      (Elec Rev)
      Ser 92A FGIC
      9.071%, 8/15/18(b) ................              2,500          2,971,651
A-    Vacaville
      MFHR (Vacaville
      Comm Hsg)
      Ser 94
      7.85%, 11/01/24 ...................              4,625          5,001,011
BBB+  Westminster Redev Agy
      MFHR (Rose Garden Apt)
      6.75%, 8/01/24 ....................              3,300          3,503,478
                                                                     ----------
                                                                     43,354,192
                                                                     ----------

Standard                                          Principal
& Poor's                                           Amount
Rating(a)                                          (000)                 Value
--------------------------------------------------------------------------------

      COLORADO-9.3%
Baa3  Denver City & County
      Arpt Rev (United Airlines)
      AMT Ser 92A
      6.875%, 10/01/32(c) ...............        $    20,300        $21,939,631
                                                                    -----------

      FLORIDA-2.3%
Aaa   Brevard County HFA
      SFMR (Homeownership
      Mtg)
      AMT FHA Ser 94
      6.70%, 9/01/27(c) .................              3,060          3,267,805
A     Dade County
      MFHR (Golden
      Lakes Apts)
      AMT Ser 97A
      6.00%, 11/01/32 ...................                250            257,710
      6.05%, 11/01/39 ...................                750            773,070
AAA   Florida HFA
      SFMR (Homeownership
      Mtg.)
      AMT GNMA Ser 94B
      6.65%, 7/01/26 ....................              1,085          1,146,758
                                                                    -----------
                                                                      5,445,343
                                                                    -----------

      ILLINOIS-1.8%
BBB-  Chicago Arpt Rev
      (American Airlines)
      AMT Ser 94
      8.20%, 12/01/24 ...................              3,500          4,205,845
                                                                    -----------

      INDIANA-4.7%
Baa3  Indianapolis
      Airport Rev
      (United Airlines)
      AMT Ser 95A
      6.00%, 11/15/31(c) ................              3,160          3,396,432
Baa2  Warrick County
      PCR (So Indiana
      Gas & Elec Co)
      AMT Ser 93B
      6.00%, 5/01/23(c) .................              7,290          7,763,558
                                                                    -----------
                                                                     11,159,990
                                                                    -----------

PORTFOLIO OF INVESTMENTS(cont.)             ACM Municipal Securities Income Fund
================================================================================

Standard                                          Principal
& Poor's                                           Amount
Rating(a)                                          (000)                 Value
--------------------------------------------------------------------------------
      LOUISIANA-0.2%
Aaa   Calcasieu Parish
      SFMR (Mortgage Rev)
      AMT GNMA/FNMA
      Ser 97A
      6.40%, 4/01/32(c) .................        $       340        $   360,937
                                                                    -----------

      MARYLAND-3.4%
AAA   Baltimore County
      MFHR (Dunfield Proj)
      FHA Ser 92A
      6.90%, 8/01/28 ....................              7,500          8,058,000
                                                                    -----------

      MASSACHUSETTS-4.0%
BBB+  Mass Hlth & Ed Fac
      Auth Hosp Rev
      (Jordan Hospital)
      Ser 92B
      6.875%, 10/01/15 ..................              1,500          1,629,510
Aaa   Mass Hlth & Ed Fac
      Auth Hosp Rev
      (Metro West Health)
      Ser 92C 6.50%,
      Preref: 11/15/02(c) ...............              2,690          3,016,001
A+    Mass HFA
      SFMR (Residential
      Mtg)
      AMT Ser 40
      6.65%, 12/01/27 ...................              4,520          4,869,170
                                                                    -----------
                                                                      9,514,681
                                                                    -----------

      MICHIGAN-4.7%
AAA   Detroit GO
      FGIC, Ser 93
      6.35%, Preref: 4/01/03  ...........                555            611,072
AA+   Michigan
      Hsg Dev Auth SFMR
      (Mortgage Rev)
      AMT Ser 95B
      7.05%, 6/1/26 .....................                205            212,431
AAA   Michigan
      Hsg Dev Auth
      MFHR (Rental Rev)
      AMT AMBAC Ser 97A
      6.10%, 10/1/33 ....................              8,400          8,918,028

Standard                                          Principal
& Poor's                                           Amount
Rating(a)                                          (000)                 Value
--------------------------------------------------------------------------------
AA    Troy Downtown
      Dev Auth
      Ser 95A Asset Guaranty
      6.375%, 11/01/18 ..................        $     1,255        $ 1,397,970
                                                                    -----------
                                                                     11,139,501
                                                                    -----------

      MINNESOTA-4.3%
AA+   Minnesota HFA
      SFMR (Homeownership Mtg)
      AMT Ser 96F
      6.30%, 1/01/28 ....................              3,475          3,688,018
      6.25%, 7/01/26 ....................              6,065          6,410,644
                                                                    -----------
                                                                     10,098,662
                                                                    -----------
      NEW JERSEY-2.1%
A+    New Jersey Hsg & Mtg Fin
      MFHR (Sect 8)
      Ser1
      6.70%, 11/01/28 ...................              4,665          5,014,828
                                                                    -----------

      NEW YORK-3.3%
AAA   New York City GO
      Ser 95B 7.25%,
      Preref: 8/15/04 ...................              3,465          4,088,007
AAA   New York State HFA
      MFHR (Erie Monroe Cty Proj)
      AMT AMBAC Ser 89B
      7.55%, 11/01/29 ...................              3,470          3,596,655
                                                                    -----------
                                                                      7,684,662
                                                                    -----------

      OHIO-2.1%
AAA   Ohio HFA
      SFMR (Mortgage Rev)
      AMT GNMA Ser 95 A-2
      6.625%, 3/01/26 ...................              4,555          4,858,727
                                                                    -----------

      RHODE ISLAND-5.0%
AA+   Rhode Island Hsg & Mtg
      Fin Corp SFMR
      (Homeownership Mtg)
      AMT Ser 92-7A
      6.75%, 10/01/25 ...................              3,700          3,928,364
      AMT Ser 91-8
      10.367%, 4/01/24(b) ...............              7,000          7,715,890
                                                                    -----------
                                                                     11,644,254
                                                                    -----------

                                            ACM Municipal Securities Income Fund
================================================================================

Standard                                          Principal
& Poor's                                           Amount
Rating(a)                                          (000)                 Value
--------------------------------------------------------------------------------
      SOUTH CAROLINA-1.8%
AAA   Horry County Arpt Rev
      (Myrtle Beach Jet Port)
      AMT FSA Ser 90
      7.30%, 7/01/20 ....................        $     4,000        $ 4,295,120
                                                                    -----------
      SOUTH DAKOTA-8.4%
A2    South Dakota
      (Education Loans)
      AMT Ser 98-1K
      5.60%, 6/01/20(c) .................              5,400          5,463,990
AAA   South Dakota
      SFMR (Homeownership Mgt)
      AMT Ser 93-11
      6.15%, 5/01/26 ....................              8,600          8,901,688
A2    South Dakota
      (Education Loans)
      AMT Ser 96-1E 6.55%,
      Preref: 8/01/01(c) ................              4,900          5,373,144
                                                                    -----------
                                                                     19,738,822
                                                                    -----------

      TENNESSEE-7.1%
Aa2   Tennessee Ed Loan
      (Ed Funding South, Inc)
      AMT Ser 97B
      6.20%, 12/01/21(c) ................             10,600         11,108,694
BBB   Memphis Shelby
      County Spec Fac
      (Federal Express)
      AMT Ser 93
      6.20%, 7/01/14 ....................              2,000          2,138,880
AAA   Metro Govt Nashville
      & Davidson Cnty
      Water System Rev
      Ser 92 AMBAC
      8.368%, 1/01/22(b) ................              3,000          3,517,650
                                                                    -----------
                                                                     16,765,224
                                                                    -----------

      TEXAS-10.2%
BBB   Alliance Arpt Auth
      (Federal Express)
      AMT Ser 96
      6.375%, 4/01/21 ...................             14,500         15,650,140

Standard                                          Principal
& Poor's                                           Amount
Rating(a)                                          (000)                 Value
--------------------------------------------------------------------------------
AAA   Amarillo Texas
      Hosp Rev
      (High Plains Baptist)
      FSA Ser 92B
      9.088%, 1/01/22(b) ................        $     3,200        $ 3,811,904
BBB-  Dallas - Ft. Worth
      Airport (American
      Airlines)
      AMT Ser 92
      7.25%, 11/01/30 ...................              3,985          4,380,392
                                                                    -----------
                                                                     23,842,436
                                                                    -----------

      VIRGINIA-2.6%
A+    Giles County IDR
      (Hoechst-Celanese Corp.)
      AMT Ser 96
      6.45%, 5/01/26 ....................              3,670          4,069,296
AAA   Suffolk
      MFHR (Prince
      William Commons)
      AMT FNMA Ser 95A
      6.50%, 6/01/29 ....................              1,765          1,918,431
                                                                    -----------
                                                                      5,987,727
                                                                    -----------

      WEST VIRGINIA-2.4%
AAA   West Virginia Parkways
      Eco Dev (Parkway Rev)
      FGIC Ser 93
      7.626%, 5/16/19(b) ................              5,000          5,600,850
                                                                    -----------

      TOTAL INVESTMENTS-98.7%
      (Cost $220,599,894) ...............                           231,961,235
      Other assets less liabilities - 1.3%                            3,034,005
                                                                    -----------
      NET ASSETS--100% ..................                          $234,995,240
                                                                    ===========

PORTFOLIO OF INVESTMENTS(cont.)             ACM Municipal Securities Income Fund
================================================================================



--------------------------------------------------------------------------------
(a) Unaudited.
(b) Inverse Floater Security - Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
(c) Moody's Rating.

Glossary of Terms:

AMBAC  American Municipal Bond Assurance
       Corporation
AMT    Alternative Minimum Tax
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Administration
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance, Inc.

GNMA   Government National Mortgage Association
GO     General Obligation
HFA    Housing Finance Authority
IDR    Industrial Development Revenue
MFHR   Multi-Family Housing Revenue
NR     Not Rated
PCR    Pollution Control Revenue
SFMR   Single Family Mortgage Revenue

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998                            ACM Municipal Securities Income Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $220,599,894) ....................................................   $231,961,235
 Interest receivable ........................................................................................      3,837,495
 Other assets ...............................................................................................          8,151
                                                                                                                ------------
 Total assets ...............................................................................................    235,806,881
                                                                                                                ------------

LIABILITIES
 Due to custodian ...........................................................................................        546,153
 Advisory fee payable .......................................................................................         98,961
 Administrative fee payable .................................................................................         35,088
 Accrued expenses and other liabilities .....................................................................        131,439
                                                                                                                ------------
 Total liabilities ..........................................................................................        811,641
                                                                                                                ------------
NET ASSETS ..................................................................................................   $234,995,240
                                                                                                                ============

COMPOSITION OF NET ASSETS
 Preferred Stock:
   $.01 par value per share; 3,600 shares Preferred Stock authorized, issued and outstanding at
    $25,000 per share liquidation preference ................................................................   $  90,000,000
 Common Stock:
   $.01 par value per share; 100,000,000 shares authorized, 10,751,488 shares issued and outstanding ........         107,515
 Additional paid-in capital .................................................................................     147,440,380
 Distribution in excess of net investment income ............................................................            (694)
 Accumulated net realized loss on investments ...............................................................     (13,913,302)
 Net unrealized appreciation of investment ..................................................................      11,361,341
                                                                                                                -------------
                                                                                                                $ 234,995,240
                                                                                                                =============

NET ASSET VALUE PER SHARE OF COMMON STOCK--$144,995,240 ($234,995,240 less
 Preferred Stock at liquidation value of $90,000,000)
   divided by 10,751,488 shares of Common Stock outstanding .................................................          $13.49
                                                                                                                       ======

-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 1998                 ACM Municipal Securities Income Fund
================================================================================

INVESTMENT INCOME
 Interest............................................                        $14,541,511

EXPENSES
 Advisory fee........................................       $1,175,024
 Administrative fee..................................          352,507
 Auction agent fee...................................          225,256
 Audit and legal.....................................           99,308
 Custodian...........................................           91,068
 Transfer agency.....................................           53,444
 Directors' fees.....................................           35,755
 Printing............................................           21,648
 Amortization of organization expenses...............            5,649
 Miscellaneous.......................................           38,030
                                                            ----------
 Total expenses......................................                          2,097,689
                                                                             -----------
 Net investment income...............................                         12,443,822
                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
 Net realized gain on investment transactions........                          1,031,923
 Net change in unrealized appreciation of investments.                          (574,962)
                                                                             -----------
 Net gain on investments.............................                            456,961
                                                                             -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS...........                        $12,900,783
                                                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                             Year Ended October 31,
                                                                           ---------------------------
                                                                               1998          1997
                                                                           ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income.................................................    $ 12,443,822   $ 12,830,510
 Net realized gain on investment transactions..........................       1,031,923      2,128,635
 Net change in unrealized appreciation (depreciation) of investments...        (574,962)     5,592,202
                                                                           ------------   ------------
 Net increase in net assets from operations............................      12,900,783     20,551,347

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
   Common Stock........................................................      (9,255,074)    (9,554,156)
   Preferred Stock.....................................................      (3,188,748)    (3,276,354)
 Distributions in excess of net investment income
   Common Stock........................................................        (220,563)        (4,030)
   Preferred Stock.....................................................             -0-         (1,379)

CAPITAL STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the issuance of Common Stock...       1,117,922      1,037,203
                                                                           ------------   ------------
 Total increase........................................................       1,354,320      8,752,631

NET ASSETS
 Beginning of year.....................................................     233,640,920    224,888,289
                                                                           ------------   ------------
 End of year...........................................................    $234,995,240   $233,640,920
                                                                           ============   ============
------------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1998                            ACM Municipal Securities Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.


1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


2. Organization Expenses

Organization expenses of approximately $60,000 were deferred and amortized on a straight-line basis through May, 1998.


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.


5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulation and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book-to-tax differences, resulting from distributions in excess of net tax-exempt income, resulted in a net decrease in additional paid-in capital and a corresponding increase in distributions in excess of net investment income. This reclassification had no effect on net assets.
--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the month.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance

NOTES TO FINANCIAL STATEMENTS(cont.)        ACM Municipal Securities Income Fund
================================================================================

Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 1998 there was no reimbursement paid to AFS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the month. The Administrator has engaged Prudential Mutual Fund Management, LLC (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.
--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $139,560,314 and $150,524,456, respectively, for the year ended October 31, 1998. There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 1998.

At October 31, 1998 the cost of the investments for Federal income tax purposes was $220,614,719. Accordingly, gross unrealized appreciation was $11,458,767 and gross unrealized depreciation was $112,251 resulting in net unrealized appreciation of $11,346,516.
--------------------------------------------------------------------------------

NOTE D: Taxes

For Federal income tax purposes at October 31, 1998, the Fund had a capital loss carry forward of $13,898,478; of which $2,800,707 expires in 2002 and $11,097,771 expires in 2003.
--------------------------------------------------------------------------------

NOTE E: Capital Stock
Common Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 10,751,488 shares outstanding at October 31, 1998, the Adviser owned 7,200 shares. During the year ended October 31, 1998, and the year ended October 31, 1997, the Fund issued 81,621 and 80,018 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock
The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share.

The dividend rate on Series A is 3.25% and is effective through November 5, 1998. The dividend rate on Series B is 3.30% and is effective through November 3, 1998. The dividend rate on Series C is 3.10% and is effective through November 6, 1998.

FINANCIAL HIGHLIGHTS                        ACM Municipal Securities Income Fund
================================================================================

Selected Data For a Share of Common Stock Outstanding Throughout Each Year.

                                                                          Year Ended October 31,
                                                      ----------------------------------------------------------------
                                                        1998          1997          1996          1995          1994
                                                      --------      --------      --------      --------      --------
Net asset value, beginning of year ........           $ 13.46       $ 12.74       $ 12.59       $ 11.57       $ 14.66

Income From Investment Operations
Net investment income .....................              1.16          1.20          1.18          1.17          1.21
Net realized and unrealized gain (loss)
  on investment transactions ..............               .04           .72           .22          1.11         (2.96)

Net increase (decrease) in net asset value
  from operations .........................              1.20          1.92          1.40          2.28         (1.75)

Less: Dividends And Distributions
Dividends from net investment income:
  Paid to Common Stock shareholders .......              (.86)         (.89)         (.85)         (.90)         (.90)
  Common Stock equivalent of dividends
    paid to Preferred Stock shareholders ..              (.29)         (.31)         (.33)         (.36)         (.31)
Distributions in excess of net investment
  income:
    Paid to Common Stock shareholders .....              (.02)          -0-          (.05)          -0-           -0-
  Common Stock equivalent of distributions
    paid to Preferred Stock shareholders ..               -0-           -0-          (.02)          -0-           -0-
Distributions from realized capital gains:
  Paid to Common Stock shareholders .......               -0-           -0-           -0-           -0-          (.11)
  Common Stock equivalent of distributions
    paid to Preferred Stock shareholders ..               -0-           -0-           -0-           -0-          (.02)

Total dividends and distributions .........             (1.17)        (1.20)        (1.25)        (1.26)        (1.34)

Net asset value, end of year ..............           $ 13.49       $ 13.46       $ 12.74       $ 12.59       $ 11.57

Market value, end of year .................           $ 14.06       $ 14.12       $ 12.38       $ 12.00       $ 10.25

Total Investment Return
Total investment return based on: (a)
  Market value ............................              6.19%        22.34%        10.82%        26.65%       (21.99)%
  Net asset value .........................              6.89%        13.24%         8.74%        17.71%       (14.41)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ...          $234,995      $233,641      $224,888      $222,488       $211,597
Ratio of expenses to average net assets (b)               .89%          .94%          .93%          .84%          .77%
Ratio of net investment income to average
  net assets (b) ..........................              5.30%         5.64%         5.64%         5.77%         5.58%
Portfolio turnover rate ...................                60%           90%          178%          222%          116%

--------------------------------------------------------------------------------
(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the year.
(b)The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                        ACM Municipal Securities Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian . An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicted periods in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
December 9, 1998

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)

In accordance with Federal requirements, the Fund designates substantially all the dividends paid from investment income-net during the fiscal year ended October 31, 1998 as "exempt-interest dividends."

As required by Federal regulations, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid (if any) for the 1998 calendar year, early in 1999.

ADDITIONAL INFORMATION                      ACM Municipal Securities Income Fund
================================================================================

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as Agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondents concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

ADDITIONAL INFORMATION(cont.)               ACM Municipal Securities Income Fund
================================================================================

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or bylaws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Susan P. Keenan, a Senior Vice President of the Fund.
--------------------------------------------------------------------------------

YEAR 2000 AND EURO (UNAUDITED)

Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem or Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser, ("Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of

ADDITIONAL INFORMATION (cont.)              ACM Municipal Securities Income Fund
================================================================================

the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process or reviewing their systems with the same goals. As of the date of this report the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.

--------------------------------------------------------------------------------

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Municipal Securities Income Fund, Inc. was held on Thursday, May 28, 1998. The description of each proposal and number of shares voted at the meeting are as follows:

                                                         Shares       Shares Voted
                                                       Voted For   Without Authority
-------------------------------------------------------------------------------------
1. To elect directors:     Class One Nominees
                           (term expires in 2001)
                           John H. Dobkin              8,599,740        116,425
                           Clifford L. Michel          8,616,828         99,337
                           Donald J. Robinson          8,617,343         98,822

                           Class Two Nominee
                           (term expires in 1999)
                           William H. Foulk, Jr.       8,617,008         99,157

                                                            Shares         Shares         Shares Voted
                                                           Voted For    Voted Against        Abstain
------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the Fund's
   fiscal year ending October 31, 1999:                    8,570,272       71,472            74,421

                                            ACM Municipal Securities Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block
David H. Dievler
John H. Dobkin
William H. Foulk, Jr.
Dr. James M. Hester
Clifford L. Michel
Donald J. Robinson
Robert C. White


OFFICERS

Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergen, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriquez, Controller


ADMINISTRATOR

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105



SUB-ADMINISTRATOR

Prudential Mutual Fund Management, LLC
Gateway Center Three
Newark, NJ 07102-4077


COMMON STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


CUSTODIAN

The Bank of New York
48 Wall Street
New York, NY 10286


PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


INDEPENDENT AUDITORS
Ernst & Young LLP

787 Seventh Avenue
New York, NY 10019


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM Municipal Securities Income Fund

Summary of General Information

The Fund

ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management, L.P.

MSIAR

--------------------------------------------------------------------------------

                                      ACM
                             --------------------
                                   MUNICIPAL
                             --------------------
                                  SECURITIES
                             --------------------
                                  INCOME FUND
                             --------------------



                                        Annual Report
                                        October 31, 1998


                                        Alliance(R)
--------------------------------------------------------------------------------